SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                 Date of Report (Date of earliest event reported:

                                  March 21, 2001


                      LOGISTICS MANAGEMENT RESOURCES, INC.


             (Exact name of Registrant as specified in its Charter)

       COLORADO                     33-9640              LA   68-0133692
 -------------------------------------------------------------------------------
  (State or other jurisdiction    (Commission                    (IRS Employer
   diction of incorporation)      File Number)                    Identification
                                                                   Number)


10602 Timberwood Circle
Lexington, Kentucky                                             40223
(Address of principal executive office)                       (Zip Code)

Registrant's telephone number including area code:            (502) 339-4000

                               U.S. TRUCKING, INC.
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         (Former name and former address, as changed since last report)


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Exhibit Index

                           Exhibit

        99.1 Letter from Pascale, Razzino, Alexanderson & Co. PLLC

Item 4.  Changes in Registrant's Certifying Accountant.

         On March 21, 2001, the Company and Pascale, Razzino, Alexanderson & Co. PLLC mutually agreed to terminate their business as the Company's independent auditors. There were no adverse opinions of the auditors contained within the Company's reports for the past two (2) years. In addition, there were no unresolved differences with the accountants which would have changed the accountants' reports.

         The Company has since retained Rosenberg Rich Baker Berman & Company, P.C. as its auditors. The change in auditors was duly approved by the Company's Board of Directors. The new certifying accountants prepared the reports contained within the Company's most recent 10-KSB and 10-QSB reports filed with the Commission.

Item 7(c) Exhibits.

         99.1 Letter from Pascale, Razzino, Alexanderson & Co. PLLC



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    LOGISTICS MANAGEMENT RESOURCES, INC.


Dated:  June 11, 2001

                                    By: /s/  Danny L. Pixler
                                    -------------------------------------------
                                    Name:   Danny L. Pixler
                                    Title:  President